                                                                    Exhibit 21.1



ASSET-BACKED FINANCING FACILITY

ADVANTA BANK CORP.
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:   DECEMBER 1, 2002 - DECEMBER 31, 2002
                     ------------------------------------

SETTLEMENT DATE:       15-JAN-03
                     -------------


A.     SERIES INFORMATION:
       -------------------

       ADVANTA EQUIPMENT LEASING RECEIVABLES SERIES 2000-1 LLC
       SERIES 2000-1


I.     AGGREGATE CONTRACT PRINCIPAL BALANCE:
       ------------------------------------
       (a.)   Beginning Aggregate Contract Principal Balance....................................................    $76,044,810.04
                                                                                                                    --------------
       (b.)   Contract Principal Balance of all Collections allocable to
              Contracts.........................................................................................    $ 5,159,517.38
                                                                                                                    --------------
       (c.)   Contract Principal Balance of Charged-Off Contracts ..............................................    $   417,349.62
                                                                                                                    --------------
       (d.)   Ending Aggregate Contract Principal Balance of all Contracts
              as of this Settlement Date........................................................................    $70,467,943.04
                                                                                                                    --------------
              BALANCES ON THIS PAYMENT DATE: (AFTER PRINCIPAL PAYMENTS MADE FOR THIS RELATED COLLECTION PERIOD)
              -------------------------------------------------------------------------------------------------
       (e.)   Class A Principal Balance as of this
              Settlement Date (Class A Note Factor)        0.0692585                                                $22,798,316.82
                                                           ---------                                                --------------
       (e1.)  Ending Class A-1 Principal Balance           0.0000000                    $            -
                                                           ---------                    --------------
       (e2.)  Ending Class A-2 Principal Balance           0.0000000                    $            -
                                                           ---------                    --------------
       (e3.)  Ending Class A-3 Principal Balance           0.2694104                    $22,798,316.82
                                                           ---------                    --------------
       (f.)   Ending Class B Principal Balance as of this
              Settlement Date (Class B Note Factor)        0.1784249                                                $ 5,034,258.06
                                                           ---------                                                --------------
       (g.)   Ending Class C Principal Balance as of this
              Settlement Date (Class C Note Factor)        0.1781967                                                $ 3,351,879.72
                                                           ---------                                                --------------
       (h.)   Ending Class D Principal Balance as of this
              Settlement Date (Class D Note Factor)        0.1778767                                                $ 1,672,930.04
                                                           ---------                                                --------------
       (i.)   Ending Class E Principal Balance as of this
              Settlement Date (Class E Note Factor)        0.3136376                                                $ 7,374,248.05
                                                           ---------                                                --------------
       (j.)   Ending Class F Principal Balance as of this
              Settlement Date (Class F Note Factor)        0.1538422                                                $ 9,405,070.31
                                                           ---------                                                --------------
       (k.)   Excess Aggregate Contract Principal Balance over the sum of
              the Class A through F Principal Balances                                                              $20,831,240.04
                                                                                                                    --------------

II.    COMPLIANCE RATIOS:
       -----------------

       (a.)   Aggregate Contract Balance Remaining ("CBR") of all Contracts.....................................    $76,481,147.34
                                                                                                                    --------------

       (b.)   CBR of Contracts 1 - 30 days delinquent...........................................................    $ 9,208,626.78
                                                                                                                    --------------
       (c.)   % of Delinquent Contracts 1 - 30 days as of the related
              Calculation Date..................................................................................            12.04%
                                                                                                                    --------------

       (d.)   CBR of Contracts 31 - 60 days delinquent..........................................................    $ 3,076,585.50
                                                                                                                    --------------
       (e.)   % of Delinquent Contracts 31 - 60 days as of the related
              Calculation Date..................................................................................             4.02%
                                                                                                                    --------------

       (f.)   CBR of Contracts 61 - 90 days delinquent..........................................................    $ 1,345,734.01
                                                                                                                    --------------
       (g.)   % of Delinquent Contracts 61 - 90 days as of the related
              Calculation Date..................................................................................             1.76%
                                                                                                                    --------------

       (h.)   CBR of Contracts > 91 days delinquent.............................................................    $ 1,279,390.78
                                                                                                                    --------------
       (i.)   % of Delinquent Contracts > 91 days as of the related
              Calculation Date..................................................................................             1.67%
                                                                                                                    --------------

       (j1.)  % of Delinquent Contracts 31 days or more as of the related
              Calculation Date..................................................................................             7.46%
                                                                                                                    --------------
       (j2.)  Month 2:     Nov-02...............................................................................             6.62%
                        ---------                                                                                   --------------
       (j3.)  Month 3:     Oct-02...............................................................................             7.02%
                        ---------                                                                                   --------------
       (j4.)  Three month rolling average % of Delinquent Contracts 31 days
              or more...........................................................................................             7.03%
                                                                                                                    --------------

       (k1.)  Net Charge-Off % for the related Collection Period
              (annualized 30/360)...............................................................................             3.32%
                                                                                                                    --------------
       (k2.)  Month 2:     Nov-02...............................................................................             1.66%
                        ---------                                                                                   --------------
       (k3.)  Month 3:     Oct-02...............................................................................             1.85%
                        ---------                                                                                   --------------
       (k4.)  Three month rolling average % for Defaulted Contracts.............................................             2.27%
                                                                                                                    --------------





       (l1.)  Cumulative Net Loss Percentage.....................................................................       7.3226%
                                                                                                                    --------------
       (l2.)  Does the Cumulative Net Loss % exceed..............................................................
       (l3.)  The Loss Trigger Level % from Beginning Period to and
              including 12th Collection Period?... Y or N........................................................         N/A
                                                                                                                    --------------
       (l4.)  The Loss Trigger Level % from 13th Collection Period to and
              including 24th Collection Period?....Y or N........................................................         N/A
                                                                                                                    --------------
       (l5.)  The Loss Trigger Level % from 25th Collection Period and
              thereafter?.....Y or N.............................................................................         YES
                                                                                                                    --------------

       (m5.)  Is there currently a Trigger Event which has not been cured
              for this payment date.....Y or N...................................................................         YES
                                                                                                                    --------------
       (m5.)  Is there currently an Event of Default for this payment
              date....Y or N.....................................................................................         NO
                                                                                                                    -------------


III.   FLOW OF FUNDS:
       -------------
       (1.)   The amount on deposit in Available Funds...........................................................   $ 6,305,999.26
                                                                                                                    --------------
       (2.)   Amounts deposited, if any, by the Servicer to the Collection
              Account for contracts repurchased..................................................................   $            -
                                                                                                                    --------------
       (3.)   Total deposits in the Collection Account to be used as
              available funds on this Payment Date (1+2).........................................................   $ 6,305,999.26
                                                                                                                    --------------
       (4.)   Funds to the servicer, any Excluded Amounts-Residual Receipts......................................   $   389,479.72
                                                                                                                    --------------
       (a.)   To the Trustee, trustee fees and expenses subject to an
              annual limit.......................................................................................   $            -
                                                                                                                    --------------
       (b.)   To the Servicer, any unrecoverable servicer advances/initial
              unpaid balance amounts.............................................................................   $            -
                                                                                                                    --------------
       (c.)   To the Servicer, the servicing fee then due and miscellaneous
              amounts, if any....................................................................................   $    63,370.68
                                                                                                                    --------------


              TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED INTEREST HOLDERS: INTEREST
              --------------------------------------------------------------------------
       (d.)   To Class A, the total Class A Note Interest for the related
              interest accrual period............................................................................   $   175,222.57
                                                                                                                    --------------
                 Interest on Class A-1 Notes.................................................   $            -
                                                                                                --------------
                 Interest on Class A-2 Notes.................................................   $            -
                                                                                                --------------
                 Interest on Class A-3 Notes.................................................   $   175,222.57
                                                                                                --------------
       (e.)   Interest on Class B Notes for the related interest accrual
              period.............................................................................................   $    31,767.84
                                                                                                                    --------------
       (f.)   Interest on Class C Notes for the related interest accrual
              period.............................................................................................   $    21,501.20
                                                                                                                    --------------
       (g.)   Interest on Class D Notes for the related interest accrual
              period.............................................................................................   $    11,192.10
                                                                                                                    --------------


              CLASS E INTEREST:
              ----------------
       (h1.)  After the Class E Notes Interest Commencement Date, then
              Interest on Class E Notes for the related interest accrual
              period to be paid to the Class E Noteholder.......................................................                 -
                                                                                                                    --------------

       (h2.)  Prior to the Class E Notes Interest Commencement Date, then amount in (h1) from above to be paid as additional principal pro rata among the Class A, Class B, Class C and Class D
              Notes..........................................................................   $    62,988.37
                                                                                                --------------

                                                                                                --------------

              TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED INTEREST HOLDERS: PRINCIPAL
              ---------------------------------------------------------------------------

       (i1.)  Class A percentage.............................................................         0.699999
                                                                                                --------------
       (i2.)  To Class A, amount from reserve account, if any................................
                                                                                                --------------
       (i3.)  To Class A, the Class A overdue principal, if any..............................          -
                                                                                                --------------
       (i4.)  To Class A, the Class A monthly principal payment amount.......................   $ 5,550,476.78
                                                                                                --------------
       (i5.)  To Class A, the additional principal, if any, allocable from
              Class E interest amount........................................................   $    46,491.64
                                                                                                --------------
       (i6.)  To Class A, the additional principal, if any, allocable from
              Class F floor amount...........................................................          -
                                                                                                --------------
       (i7.)  Total principal payment to Class A  (i2-i6)....................................   $ 5,596,968.42
                                                                                                --------------
       (i8.)  ...Principal payment to Class A-1 Noteholders......................................................   $            -
                                                                                                                    --------------
       (i9.)  ...Principal payment to Class A-2 Noteholders......................................................   $            -
                                                                                                                    --------------
       (i10.) ...Principal payment to Class A-3 Noteholders......................................................   $ 5,596,968.42
                                                                                                                    --------------

       (j1.)  Class B percentage ............................................................        0.0599996
                                                                                                --------------
       (j2.)  To Class B, amount from reserve account, if any................................                -
                                                                                                --------------
       (j3.)  To Class B, the Class B overdue principal, if any..............................
                                                                                                --------------
       (j4.)  To Class B, the Class B monthly principal payment amount.......................   $            -
                                                                                                --------------
       (j5.)  To Class B, the additional principal, if any, allocable from
              Class E interest amount........................................................   $     8,256.11
                                                                                                --------------
       (j6.)  To Class B, the additional principal, if any, allocable from
              Class F floor amount...........................................................                -
                                                                                                --------------
       (j7.)  Total principal payment to Class B Noteholders (j2-j6).............................................   $    8,256.11
                                                                                                                    --------------

       (k1.)  Class C percentage.............................................................        0.0399997
                                                                                                --------------
       (j2.)  To Class C, amount from reserve account, if any................................                -
                                                                                                --------------
       (k3.)  To Class C, the Class C overdue principal, if any..............................             0.00
                                                                                                --------------
       (k4.)  To Class C, the Class C monthly principal payment amount.......................   $            -
                                                                                                --------------
       (k5.)  To Class C, the additional principal, if any, allocable from
              Class E interest amount........................................................   $     5,497.04
                                                                                                --------------
       (k6.)  To Class C, the additional principal, if any, allocable from
              Class F floor amount...........................................................                -
                                                                                                --------------


       (k7.)  Total principal payment to Class C Noteholders (k2-k6).............................................   $     5,497.04
                                                                                                                    --------------
       (l1.)  Class D percentage.....................................................        0.0199999
                                                                                        --------------
       (l2.)  To Class D, amount from reserve account, if any........................                -
                                                                                        --------------
       (l3.)  To Class D, the Class D overdue principal, if any......................             0.00
                                                                                        --------------
       (l4.)  To Class D, the Class D monthly principal payment amount...............   $            -
                                                                                        --------------
       (l5.)  To Class D, the additional principal, if any, allocable from
              Class E interest amount................................................   $     2,743.58
                                                                                        --------------
       (l6.)  To Class D, the additional principal, if any, allocable from
              Class F floor amount...................................................                -
                                                                                        --------------
       (l7.)  Total principal payment to Class D Noteholders (l2-l6).............................................   $     2,743.58
                                                                                                                    --------------
       (m1.)  Class E percentage.....................................................        0.0499986
                                                                                        --------------
       (m2.)  To Class E, amount from reserve account, if any........................
                                                                                        --------------
       (m3.)  To Class E, the Class E overdue principal, if any......................             0.00
                                                                                        --------------
       (m4.)  To Class E, the Class E monthly principal payment amount...............   $            -
                                                                                        --------------              --------------
       (m5.)  To Class E, the additional principal, if any, allocable from
              Class F floor amount...................................................                -
                                                                                        --------------
       (m6.)  Total principal payment to Class E Noteholders (m2-m5)............................................    $            -
                                                                                                                    --------------


              TO THE RESERVE ACCOUNT:
              ----------------------
       (4.)   The amount, if any, needed to maintain the amount in the
              reserve account at the required reserve amount....................................................    $            -
                                                                                                                    --------------

              CLASS F PAYMENTS:
              ----------------
       (n1.)  Sub-Total of funds disbursed through the Reserve Account...............   $ 6,305,999.26
                                                                                        --------------
       (n2.)  Funds available to be paid to Class F..................................   $            -
                                                                                        --------------
       (n3.)  Class F percentage.....................................................        0.1300032
                                                                                        --------------
       (n4.)  Class F floor amount...................................................   $ 9,405,070.31
                                                                                        --------------
       (n5.)  Class F principal balance before payment of principal on this
              payment date...........................................................   $ 9,886,101.01
                                                                                        --------------

       (n6.) If Funds available to be paid to Class F (n2) is greater than $0, then payment as follows:



       (n7.)  If principal balance (n5) is greater than Class F floor (n4)
              then to Class F in an amount equal to the lesser of (a)
              Class F monthly principal amount until the Class F principal balance has been reduced to the Class F floor amount and (b)
              funds available....................................................................................   $            -
                                                                                                                    --------------

       (n8.)  If Funds available to be paid to Class F (n2) is $0, then no payments to Class F and enter $0...................................................................
                                                                                                                    --------------
              TO THE TRUSTEE:
              --------------
       (7.)   To the Trustee, any fees and expenses not previously paid
              subject to a limit.................................................................................
                                                                                                                    --------------

              TO THE ISSUERS:
              --------------
       (8.)   To the issuers, as owner of the pledged assets, any remaining available funds on deposit in the collection account after
              all payments are made above........................................................................   $            -
                                                                                                                    --------------


IV.    SERVICER ADVANCES
       -----------------
       (a.)   Aggregate amount of Servicer Advances at the beginning of
              the Collection Period..............................................................................   $ 1,787,330.84
                                                                                                                    --------------
       (b.)   Servicer Advances reimbursed during the Collection Period..........................................   $    67,407.09
                                                                                                                    --------------
       (c.)   Amount of unreimbursed Service Advances to be reimbursed on
              the Settlement Date ...............................................................................   $            -
                                                                                                                    --------------
       (d.)   Servicer Advances made during the related Collection Period........................................   $     9,686.51
                                                                                                                    --------------
       (e.)   Aggregate amount of Servicer Advances at the end of the
              Collection Period..................................................................................   $ 1,729,610.26
                                                                                                                    --------------
       (f.)   Amount of delinquent Scheduled Payments for which Servicer
              Advances were not made.............................................................................                -
                                                                                                                    --------------


V.     RESERVE ACCOUNT
       ---------------
       (a.)   Amount on deposit at the beginning of the related Collection
              Period.............................................................................................   $            -
                                                                                                                    --------------
       (b.)   Reserve Account initial deposit....................................................................
                                                                                                                    --------------
       (c.)   Amount of interest earnings reinvested for the related
              Monthly Period.....................................................................................   $            -
                                                                                                                    --------------
       (d.)   Amounts used to cover shortfalls, if any,  for the related
              Collection Period..................................................................................             0.00
                                                                                                                    --------------
       (e.)   Amounts used as required in a Trigger Event, if any,  for
              the related Collection Period......................................................................   $            -
                                                                                                                    --------------
       (f.)   Amounts transferred in from the Collection Account, if
              applicable (line 4)................................................................................   $            -
                                                                                                                    --------------
       (g.)   Interest earnings for the related Monthly Period...................................................
                                                                                                                    --------------
       (h.)   Interest  earnings withdrawn and included as Available Funds for the related Monthly Period.....................................................................
                                                                                                                    --------------
       (i.)   Amount on deposit at the end of the related Collection Period......................................   $            -
                                                                                                                    --------------

       (j.)   Is the Required Reserve Amount equal to the balance in the
              Reserve Account as of the related Collection period ? Y or N.......................................          N
                                                                                                                    --------------


VI.    ADVANCE PAYMENTS
       ----------------

       (a.)   Beginning aggregate Advance Payments...............................................................   $   944,065.12
                                                                                                                    --------------
       (b.)   Add: Amount of Advance Payments collected during the related
              Collection Period..................................................................................   $   764,517.55
                                                                                                                    --------------
       (c.)   Add: Investment earnings for the related Collection Period.........................................   $            -
                                                                                                                    --------------
       (d.)   Less: Amount of Advance Payments withdrawn for deposit into
              Facility Account...................................................................................   $   789,104.57
                                                                                                                    --------------
       (e.)   Ending aggregate Advance Payments..................................................................       919,478.10
                                                                                                                    --------------


       ADVANTA BANK CORP., AS SERVICER

       BY:     /s/ MARK SHAPIRO

       TITLE:  Asst. V.P. Structured Finance
               -----------------------------

       DATE:      1/10/03
                  -------